INCOME TAXES (Details) - USD ($) $ in Thousands	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Net operating loss carryover	$ 9,466	$ 7,590
Stock-based compensation	3,372	2,888
Tax credits	443	398
Total deferred tax assets	13,281	10,876
Less: valuation allowance	(13,281)	(10,876)
Net deferred tax assets	$ 0	$ 0